UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-23407

YieldStreet Prism Fund Inc.
(Exact Name of Registrant as Specified in the Charter)

300 Park Avenue, 15th Floor
New York, NY 10022
(Address of Principal Executive Offices)

(844) 943-5378
(Registrant’s Telephone Number, Including Area Code)

Ivor C. Wolk, Esq.

General Counsel
YieldStreet Prism Fund Inc.
300 Park Avenue, 15th Floor
New York, NY 10022
(Name and address of agent for service)

COPIES TO:

John J. Mahon, Esq.
Schulte Roth & Zabel LLP
901 Fifteenth Street, NW, Suite 800
Washington DC 20005
Tel: (202) 729-7470
Fax: (202) 730-4520

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1, 2021 – June 30, 2021

Item 1. Reports to Stockholders.

(a) The Report to Stockholders is attached herewith.

Semi-Annual Report	June 30, 2021

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of our shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available at www.yieldstreetprismfund.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically through the Yieldstreet Investment Portal.

You may elect to receive all future reports in paper free of charge. You can inform the YieldStreet Prism Fund Inc. (the “Fund”) that you wish to continue receiving paper copies of your stockholder reports by emailing us at investments@yieldstreetprismfund.com.

YieldStreet Prism Fund Inc.	Shareholder Letter
June 30, 2021 (Unaudited)

Dear Shareholders,

Thank you for being an investor in the YieldStreet Prism Fund Inc. (the “Fund”). It is my privilege, on behalf of Yieldstreet Management, the Adviser to the Fund, to address you, our shareholders.

Below you’ll find the semi-annual report, which covers the six-month period ended June 30, 2021.

Market Overview

The first half of 2021, much like 2020, continued to be defined by COVID-19 although unlike 2020, much of focus this year for the markets is on the pace of vaccinations and correlated recovery rather than on the still grim statistics around cases and fatalities. Around the globe, vaccinations are being administered at impressive scale allowing most developed economies to reopen and accelerate their recovery.

While global GDP is showing signs of a continued rebound from the pandemic, growth remains somewhat uneven, partially due to the rate of vaccinations across the world. As of the end of the period, approximately one quarter of the world’s population has received at least one dose of a COVID-19 vaccination, while the U.S. and Europe lead the developed world with over 40% of their populations receiving one dose.

In the U.S., we likely saw peak growth from the COVID-19 recovery on the back of continued fiscal and monetary stimulus. During the period, President Biden signed into law the American Rescue Plan with an estimated $1.8T of stimulus, which included another round of direct payments to eligible citizens. On the monetary front, the Federal Reserve (Fed) maintained its accommodative stance, once again keeping the Fed funds rate at 0.0 – 0.25% and signaling to the markets its expectation to keep policy rates near zero until at least 2022.

Equity markets performed well during the period with the S&P 500 up over 15%, bringing its one-year total return up to over 40%. Value stocks outperformed growth during the period by a small margin, although the disparity was much higher for the balance of the period. Much of value’s outperformance was tied to a rising U.S. Treasury yield curve on the back of a significant uptick in inflation and inflation expectations.

At its peak, inflation expectations, a measure of the market’s average expected inflation for the next 10 years, rose to 2.5%, its highest level in almost a decade. Correspondingly, the 10-Year U.S. Treasury yield rose to 1.75%. The market was divided as to whether the surge in inflation would be transient, but as the second quarter played out, moved lower in inflation expectations. In fact, 10-year U.S. Treasury yield and growth equities outperforming value suggest that the markets believe inflation will be transient.

In terms of credit, investment grade corporate bond and high yield bond spreads, measures of credit risk, both tightened during the period as the reach for yield continues. High Yield bond spreads are now at their tightest levels since prior to the global financial crisis.

Looking forward, central bank policy, additional fiscal stimulus and the rise of the Delta COVID-19 variant will be key points of focus for markets as they look for catalysts to define the market’s next move.

Semi-Annual Report | June 30, 2021	1

YieldStreet Prism Fund Inc.	Shareholder Letter
June 30, 2021 (Unaudited)

Fund Performance

For the six-month period ended June 30, 2021, the Fund returned 3.30%, compared to the -1.60% return of the Bloomberg Barclays US Aggregate Index, a widely used proxy for fixed income performance.

The Fund is not managed to any specific benchmark and the index listed above is for reference purposes only.

Portfolio Activity & Positioning

During the period, the Fund added positions in over 10 investments, which resulted in increased exposure to the Real Estate and Corporates asset classes.

Fund Update

During the period, the Fund saw assets under management grow from $44.8M to $75.1M, primarily driven by new investments. To date, the Fund has seen over 3,500 unique investors invest in the Fund. Additionally, in May, the Fund completed its first tender offer, providing liquidity to shareholders.

A Multi-Asset Class Approach

By using a multi-asset strategy, the Fund combines different types of assets, such as bonds, real estate or cash to create a more nimble and broadly diversified portfolio.1 Through a single allocation in the Fund, investors gain immediate exposure to multiple alternative asset classes. In addition, by investing in the Fund, investors have the potential to minimize the volatility of their portfolio.

As of June 30, 2021, the Fund held investments in five different asset classes: Art, Commercial, Consumer, Legal and Real Estate, as well as corporate preferred bonds and structured notes.

Investment Strategy

As the Fund is a novel investment product on the platform of Yieldstreet, which is managed by the Adviser, many of our Prism Fund investors may wonder about the Fund’s investment strategy. Here, we take a look at the Fund’s objectives, management, lifecycle, and the types of investments that will be included.

What is the objective of the Fund?

The primary objective of the Fund is the generation of income through investment in loans, bonds, and other debt instruments, with a secondary objective of capital appreciation. The Fund may also target, on an opportunistic basis, certain investments that may be more liquid in nature than the primary portion of its portfolio. While not a principal investment strategy, the Adviser may target such opportunistic investments that fall outside our principal investment strategy where it believes that such assets are undervalued due to market conditions or are otherwise an appropriate investment for the Fund.

2	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Shareholder Letter
June 30, 2021 (Unaudited)

How is the Fund managed?

The Adviser brings a distinct investment management strategy. We source what we believe to be attractive private credit investments, evaluate them, and then invest in them on behalf of the Fund. The Adviser’s senior investment professionals have over 80 collective years of experience.

Under our management, the Fund will invest across different asset classes, such as art finance, commercial real estate, and other alternative asset classes on which Yieldstreet, the Adviser, focuses.

The Fund invests in credit investments that are generally either negotiated on a bespoke basis or purchased pursuant to a limited syndication arrangement.

The Adviser works to help ensure that the Fund complies with functional constraints and regulatory requirements. This will influence the composition of the Fund over its life.

What kind of illiquid investments could go into the Fund?

The illiquid investment space is likely to top $1 Trillion. We believe that alternative investments present a potential growth opportunity for advisors. While the illiquid investment space is huge, Yieldstreet has focused primarily on finding opportunities in asset classes such as Legal Finance, Commercial and Residential Real Estate, Marine Finance, and Art Finance, as well as opportunities in a range of commercial and consumer spaces.

Sincerely,

Michael Weisz

President and Chief Investment Officer, YieldStreet Management, LLC and Director

Milind Mehere

Chief Executive Officer, Yieldstreet Management, LLC and Director

John C. Siciliano

Chairman and Independent Director

William M. Riegel

Independent Director

James Jessee

Independent Director

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

[1]	The Yieldstreet Prism Fund is a non-diversified closed-end fund for purposes of the Investment Company Act of 1940, as amended (“40 Act”), and is therefore not a 40 Act “diversified” product.

Semi-Annual Report | June 30, 2021	3

YieldStreet Prism Fund Inc.	Fund Overview
June 30, 2021 (Unaudited)

Average Annual Total Returns (as of June 30, 2021)

					Since
	1 Month	Quarter	6 Month	1 Year	Inception*
YieldStreet Prism Fund Inc. – NAV	1.23%	2.68%	3.30%	6.88%	5.98%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-844-943-5378 or by visiting www.yieldstreetprismfund.com.

*	Fund’s inception date is March 9, 2020.

For illustrative purposes only. All figures represent past performance and are not indicative of future results. No investment strategy can guarantee performance results.

Total returns are based on changes in NAV. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses.

Total return assumes the reinvestment of all distributions.

Performance of $10,000 Initial Investment (as of June 30, 2021)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Fund Overview
June 30, 2021 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Ostillo Delaware, LLC	6.08%
Exotic Car Leasing, LLC	6.07%
1st National Moda Loan Partners, LLC	5.99%
MTP - 101 Reliance Road, LLC	5.34%
NCP SPV Unitranche, LLC	5.33%
BWA20C	4.62%
Luther Appliance & Furniture Sales Acquisition, LLC	4.39%
Rupal Corporation	3.99%
iBorrow REIT, L.P.	3.99%
Align Business Finance (Naumes, Inc.)	3.99%
Top Ten Holdings	49.79%

Portfolio Composition (as a % of Net Assets)*

First-Lien Senior Secured Term Loans	42.61%
Corporate Bonds	11.99%
Preferred Equity	11.63%
Money Market Mutual Funds	11.17%
Second-Lien Senior Secured Term Loans	10.33%
Structured Notes	9.84%
Cash & Equivalents	1.76%
Equity	0.65%
Warrants	0.02%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | June 30, 2021	5

YieldStreet Prism Fund Inc.	Schedule of Investments
June 30, 2021 (Unaudited)

	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
CORPORATE BONDS - 11.99%(b)
Preferred - 11.99%
Bank of America Corp., Series MM	4.30%	1D SOFR + 2.93%	01/28/2025	$2,000,000	$2,070,500
BNY Mellon Preferred, Series G	4.70%	N/A	09/20/2025	940,000	1,028,125
Charles Schwab Preferred, Series H	4.00%	N/A	12/01/2030	1,900,000	1,946,075
Discover Financial Services Preferred, Series C	5.50%	N/A	10/30/2027	1,850,000	1,988,676
JPMorgan Preferred, Series HH	4.60%	N/A	02/01/2025	940,000	975,297
State Street Preferred, Series H	5.63%	N/A	12/15/2023	940,000	998,750
Total Preferred					9,007,423

Total Corporate Bonds (Cost $8,741,300)					9,007,423

EQUITY - 0.65%
SPAC Equity - 0.65%
Haymaker Acquisition Corp. III	N/A	N/A	N/A	50,000	$485,500
Total SPAC Equity					485,500

Total Equity (Cost $489,791)					485,500

FIRST-LIEN SENIOR SECURED TERM LOANS - 42.61%(c)
Art - 6.08%(d)
Ostillo Delaware, LLC	8.25%	3M US L + 6.50%, (1.75% Floor)	03/17/2023	4,570,000	4,570,000
Total Art					4,570,000

Auto - 6.07%
Non-Prime - 6.07%
Exotic Car Leasing, LLC(e)	9.75%	9.75%	07/31/2023	4,560,000	4,560,000
Total Auto					4,560,000

Commercial - 11.14%
Equipment - 3.99%
Align Business Finance (Naumes, Inc.)(f)(g)	10.00%	10.00%	06/01/2022	2,997,945	2,997,945
Equipment Lease - 1.31%
Align Business Finance (Redden Transport, LLC & Redden Leasing, LLC)(f)(g)	10.00%	10.00%	07/15/2023	986,986	986,986
Medical Receivables - 2.72%
Alleon Capital Partners(e)(f)	10.50%	10.50%	10/19/2021	2,040,000	2,040,000
Supply Chain Finance - 3.12%
Raistone Purchasing LLC(h)	N/A	N/A	07/29/2021	765,522	758,552

See Notes to Financial Statements.

6	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Schedule of Investments
June 30, 2021 (Unaudited)

	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
Raistone Purchasing LLC(h)	N/A	N/A	08/06/2021	$402,253	$397,091
Raistone Purchasing LLC(h)	N/A	N/A	07/20/2021	314,423	312,504
Raistone Purchasing LLC(h)	N/A	N/A	07/23/2021	250,000	248,205
Raistone Purchasing LLC(h)	N/A	N/A	09/07/2021	186,650	182,673
Raistone Purchasing LLC(h)	N/A	N/A	09/13/2021	112,461	109,856
Raistone Purchasing LLC(h)	N/A	N/A	07/29/2021	82,240	81,510
Raistone Purchasing LLC(h)	N/A	N/A	07/21/2021	81,439	80,919
Raistone Purchasing LLC(h)	N/A	N/A	07/27/2021	79,735	79,077
Raistone Purchasing LLC(h)	N/A	N/A	09/06/2021	54,156	53,018
Raistone Purchasing LLC(h)	N/A	N/A	09/20/2021	40,062	39,048
Total Commercial					8,367,384

Commercial Real Estate - 19.32%(i)
1st National Moda Loan Partners, LLC(j)	10.86%	10.86%	05/01/2024	4,500,000	4,500,000
iBorrow REIT, L.P.(f)(h)	8.75%	8.75%	03/23/2022	3,000,000	3,000,000
MTP - 101 Reliance Road, LLC(i)	7% Cash + 1.75% PIK	7.00% Cash + 1.75% PIK	05/01/2022	4,012,260	4,012,260
Rupal Corporation(i)	7.99% Cash + 1.00% PIK	7.99% Cash + 1.00% PIK	06/01/2024	3,000,000	3,000,000
Total Commercial Real Estate					14,512,260

Total First-Lien Senior Secured Term Loans (Cost $32,009,644)					32,009,644
PREFERRED EQUITY - 11.63%(c)
Commercial Real Estate - 5.32%
Multi-family - 5.32%(h)
YS PE REQ I, LLC(k)	N/A	N/A	N/A	2,000,000	2,000,000
YS PP REQ II, LLC(l)	N/A	N/A	N/A	2,000,000	2,000,000
Total Commercial Real Estate					4,000,000

Legal - 6.31%
Insurance - 6.31%(f)(m)
9RPJ1 Partners, LP(e)(h)	N/A	N/A	N/A	1,205,492	1,267,949
BWA20C(e)(h)	N/A	N/A	N/A	3,300,000	3,470,972
Total Legal					4,738,921

Total Preferred Equity (Cost $8,238,045)					8,738,921

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	7

YieldStreet Prism Fund Inc.	Schedule of Investments
June 30, 2021 (Unaudited)

	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
SECOND-LIEN SENIOR SECURED TERM LOANS - 10.33%(c)
Commercial - 0.61%
Small Business - 0.61%(n)
CRA Funding II, LLC(h)	13.50%	13.50%	07/01/2023	$457,883	$457,883
Total Commercial					457,883

Consumer - 9.72%
Cash-Collateralized - 5.33%(h)(n)(o)
NCP SPV Unitranche, LLC	13.00%	13.00%	11/30/2022	4,000,000	4,000,000
Purchase Finance - 4.39%(e)
Luther Appliance & Furniture Sales Acquisition, LLC(e)	12.00%	12.00%	10/30/2023	3,300,000	3,300,000
Total Consumer					7,300,000

Total Second-Lien Senior Secured Term Loans (Cost $7,757,883)					7,757,883
STRUCTURED NOTES - 9.84%(c)
Structured Notes - 9.84%
Goldman Sachs, Citigroup	N/A	N/A	05/04/2023	500,000	494,816
Goldman Sachs, D.R. Horton, Inc.	N/A	N/A	06/19/2023	650,000	650,000
Goldman Sachs, FedEx Corporation	N/A	N/A	05/04/2023	500,000	503,194
Goldman Sachs, Generac Holdings Inc.	N/A	N/A	06/19/2023	650,000	663,389
Goldman Sachs, Horizon Therapeutics Public Limited	N/A	N/A	06/19/2023	650,000	650,000
Goldman Sachs, Micron Technology, Inc.	N/A	N/A	05/04/2023	500,000	498,747
Goldman Sachs, Paycom Software, Inc.	N/A	N/A	06/19/2023	650,000	650,000
Goldman Sachs, The Walt Disney Company	N/A	N/A	05/04/2023	500,000	493,750
Goldman Sachs, Western Digital Corporation	N/A	N/A	06/19/2023	650,000	650,000
Royal Bank of Canada, Facebook	N/A	N/A	04/04/2023	500,000	500,000
Royal Bank of Canada, General Motors	N/A	N/A	06/02/2023	500,000	488,600
Royal Bank of Canada, Netflix	N/A	N/A	04/04/2023	500,000	500,000
Royal Bank of Canada, United Rentals, Inc.	N/A	N/A	06/19/2023	650,000	652,275
Total Structured Notes					7,394,771

Total Structured Notes (Cost $7,400,000)					7,394,771

See Notes to Financial Statements.

8	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Schedule of Investments

June 30, 2021 (Unaudited)

		Par
		Amount/Shares	Value
WARRANTS - 0.02%
Haymaker Acquisition Corp. III, Expiration 12/31/2025, Strike Price $11.50		12,500	$12,881
Total Warrants (Cost $10,209)			12,881
	7-Day Yield	Shares
MONEY MARKET MUTUAL FUNDS -11.17%(p)
SDIT Government Fund, Class F	0.04%	8,393,975	$8,393,975
Total Money Market Mutual Funds
(Cost $8,393,975)			8,393,975

Total Investments - 98.24% (Cost $73,040,847)			$73,800,998
Other Assets in Excess of Liabilities - 1.76%			1,320,913
Net Assets - 100.00%			$75,121,911

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M US L - 3 Month LIBOR as of June 30, 2021 was 0.15%

1D US SOFR - 1 Day SOFR as of June 30, 2021 was 0.01%

(a)	Floating or variable rate investment. The rate in effect as of June 30, 2021 is based on the reference rate, as described above, plus the displayed spread as of the securities last reset date. The interest rate shown is the rate in effect as of period end and changes periodically.

(b)	Corporate bonds are perpetual investments. The maturity dates presented for these securities reflect the next call date.

(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See Note 1.

(d)	The Fund made a $4.570 million first-lien term loan to a dedicated art holding company that was funded in three separate draws over an eight month period. The loan was originated by Athena Art Finance Corp. (“Athena”), an affiliate of Advisor, and is secured by a diversified pool of fifteen blue-chip artworks valued at an estimated $9.6 million (as determined by an independent, third-party appraisal firm on a marketable cash value basis).

(e)	These investments have an unfunded commitment as of June 30, 2021.

(f)	These positions are held through a participation with an unrelated loan servicer or underwriter that exposes the Fund to additional credit risk.

(g)	Reich Bros Business Solutions, LLC, doing business as Align Business Finance (“ABF”).

(h)	Restricted Security; these securities may only be sold in transactions exempt from registration under the Securities Act of 1933.

(i)	Paid in kind security which may pay interest in additional par.

(j)	This security is comprised of the following borrowers: BMB Associates FN LLC, Antioch FN LLC, DeerCrest Clublands FN LLC, Elign FN LLC, Gildberts DevelopmentN LLC, Delaware Bond FN LLC, and Briotsol Bay Yorkville FN LLC.

(k)	This investment has a return of 18.2%.

 See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	9

YieldStreet Prism Fund Inc.	Schedule of Investments

June 30, 2021 (Unaudited)

(l)	This investment has a return of 18.5%.

(m)	This investment has a return of 14%, with an expected termination date of October 15, 2025.

(n)	The Fund’s investment in the securities were purchased from the originator, a non-bank direct lender that provides credit facilities to specialty finance companies, and are held through a participation with an unrelated loan servicer or underwriter that exposes the Fund to additional credit risk.

(o)	A portion of the exposure of this investment is collateralized by cash deposits controlled by the lender.

(p)	To obtain a copy of the Fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov.

See Notes to Financial Statements.

10	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

ASSETS:
Investments, at value (Cost $73,040,847)	$73,800,998
Restricted Cash and Cash Equivalents (Note 2)	1,412,218
Interest receivable	374,126
Receivable due from Adviser (Note 5)	144,805
Prepaid expenses and other assets	22,876
Total Assets	75,755,023

LIABILITIES:
Prepaid loan interest	166,846
Accrued professional fees	78,444
Accrued administration fees (Note 5)	68,668
Accrued transfer agent fees	26,352
Payable due to Adviser (Note 5)	22,796
Accrued compliance officer fees	16,025
Accrued custodian fees	9,173
Other payables and accrued expenses	244,808
Total Liabilities	633,112
Net Assets	$75,121,911

COMPOSITION OF NET ASSETS:
Paid-in capital	$75,141,867
Total distributable earnings	(19,956)
Net Assets	$75,121,911

Common shares of beneficial interest outstanding, at $0.001 par value	7,644,732
Net Asset Value per Common Share	$9.83

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	11

YieldStreet Prism Fund Inc.	Statement of Operations

For the Six Months Ended June 30, 2021 (Unaudited)

INVESTMENT INCOME:
Interest	$1,822,934
Dividends	51,246
Other income (Note 2)	267,901
Total Investment Income	2,142,081

EXPENSES:
Fund administration fees (Note 5)	277,515
Investment advisory fees (Note 5)	229,711
Professional fees	196,530
Directors fees and expenses (Note 4)	66,989
Offering costs (Note 5)	64,231
Transfer agent fees	57,398
Compliance officer fees	32,863
Custodian fees	9,298
Other expenses	87,374
Total Expenses Before Waivers	1,021,909
Fees Waived or Reimbursed by the Administrator	(677,344)
Net Expenses	344,565
Net Investment Income	1,797,516

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(153)
Change in unrealized appreciation/(depreciation) on:
Investment securities	277,256
Net Realized and Unrealized Gain on Investments	277,103
Net Increase in Net Assets from Operations	$2,074,619

See Notes to Financial Statements.

12	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Statement of Changes in Net Assets

		For the Period March
	For the Six Months	9, 2020
	Ended	(Commencement of
	June 30, 2021	Operations) to
	(Unaudited)	December 31, 2020
OPERATIONS:
Net investment income	$1,797,516	$749,687
Net realized loss	(153)	(56)
Change in unrealized appreciation/(depreciation)	277,256	482,895
Net Increase in Net Assets from Operations	2,074,619	1,232,526

TOTAL DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,577,414)	(749,687)
From tax return of capital	–	(866,512)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(2,577,414)	(1,616,199)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares	30,684,107	44,419,479
Net asset value of common shares issued to shareholders from reinvestment of dividends	1,525,564	764,667
Cost of shares redeemed from common shares	(1,385,448)	–
Net Increase from Capital Share Transactions	30,824,223	45,184,146
Net Increase in Net Assets	30,321,428	44,800,473

NET ASSETS:
Beginning of period	$44,800,483	$10
End of period	$75,121,911	$44,800,483

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	13

YieldStreet Prism Fund Inc.	Statement of Cash Flows

For the Six Months Ended June 30, 2021 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$2,074,619
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:	–
Purchases of investment securities	(38,973,656)
Proceeds from disposition of investment securities	5,060,860
Discounts accreted/premiums amortized	(37,181)
Net realized loss on:
Investment securities	153
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(277,256)
Net purchase of short-term investment securities	9,088,582
(Increase)/Decrease in assets:
Receivable for investment securities sold	6,225
Interest receivable	(217,994)
Receivable due from Administrator	216,242
Deferred offering costs, net	64,231
Prepaid expenses and other assets	(16,843)
Increase/(Decrease) in liabilities:
Accrued administration fees	38,977
Payable due to Adviser	14,460
Accrued compliance officer fees	(475)
Accrued custodian fees	(13,602)
Accrued transfer agent fees	(16,117)
Accrued prepaid loan interest	(39,549)
Accrued professional fees	(151,943)
Payable for investment securities purchased	(3,981,500)
Other payables and accrued expenses	120,781
Net Cash Used in Operating Activities	(27,040,986)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold - common shares	30,684,107
Cost of shares redeemed - common shares	(1,385,448)
Distributions paid - common shareholders	(1,051,850)
Net Cash Provided by Financing Activities	28,246,809

Net Increase in Cash and Restricted Cash	1,205,823
Cash and Restricted Cash, beginning balance	206,395
Cash and Restricted Cash, ending balance	$1,412,218

See Notes to Financial Statements.

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YieldStreet Prism Fund Inc.	Statement of Cash Flows

For the Six Months Ended June 30, 2021 (Unaudited)

Non-cash activity:
Reinvestment of distributions	$1,525,564
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$–
Restricted Cash	$206,395

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$1,245,372
Restricted Cash	$166,846

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2021	15

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2021 (Unaudited)

NOTE 1. ORGANIZATION

YieldStreet Prism Fund Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on March 9, 2020. The Fund’s shares are not publicly traded.

The Fund’s investment objective is to generate current income and, as a secondary objective, capital appreciation. The Fund intends to seek to achieve its investment objective by primarily investing in debt securities and other credit instruments across multiple sectors, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (“Credit Investments”). Such Credit Investments may include instruments directly or indirectly secured by real or personal property.

YieldStreet Management, LLC (the “Adviser”) serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”). The Adviser is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Advisers Act of 1940 (the ‘‘Advisers Act’’). The Adviser also serves as the Fund’s administrator, and in such capacity provides, or arranges for the provision of, the administration services necessary for the Fund to operate. The Adviser, in its capacity as the Fund’s administrator, expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Fund on its behalf.

The Fund intends to cease investment operations and will seek to liquidate the remaining investment portfolio beginning four years following the initial closing.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) pursuant to the requirements for the reporting on Form N-CSR, Accounting Standards Codification (“ASC”) 946, Financial Services- Investment Companies, and articles 6, 10, and 12 of Regulation S-X.

The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services-Investment Companies.

Use of Estimates: The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income, expense and gains and losses during the reported periods. Actual results could differ from those estimates and those differences could be material.

Changes in the economic environment, financial markets, credit worthiness of the Fund’s portfolio and the global outbreak of a novel coronavirus (“COVID-19”), and any other parameters used in determining these estimates could cause actual results to differ materially.

16	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2021 (Unaudited)

The World Health Organization has designated COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the outbreak has been rapidly evolving, and as cases of COVID-19 have continued to be identified in additional countries, many countries have reacted by instituting quarantines and restrictions on travel, closing financial markets and/or restricting trading, and limiting operations of non-essential businesses. Such actions are creating disruption in global supply chains, and adversely impacting many industries.

The Fund believes the estimates and assumptions underlying the financial statements are reasonable and supportable based on the information available as of June 30, 2021, however uncertainty over the ultimate impact COVID-19 will have on the global economy generally, and the Fund’s business in particular, makes any estimates and assumptions as of June 30, 2021 inherently less certain than they would be absent the current and potential impacts of COVID-19, including judgments about the financial markets and economic conditions which may change over time.

Cash and Cash Equivalents: The Fund defines cash equivalents as securities that are readily convertible into known amounts of cash and near maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Fund deems that certain money market funds, U.S. Treasury bills, repurchase agreements, and other high-quality, short-term debt securities would qualify as cash equivalents.

Restricted Cash: Restricted cash is subject to legal or contractual restriction by third parties as well as a restriction to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used.

The Fund held cash of $166,846 as of June 30, 2021 related to reserve requirements per certain loan agreements. The reserves are held in interest bearing accounts and are considered loan cash collateral balances.

Fair Value Measurements: The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report | June 30, 2021	17

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2021 (Unaudited)

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Investment Valuation: Under procedures established by the Fund’s Board of Directors, the fair value process is monitored by the Fund’s Audit Committee either directly or through the oversight of other committees, including the Adviser’s Internal Valuation Committee. The purpose of the Internal Valuation Committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. Meetings are held at least quarterly to discuss and analyze the significant assumptions utilized in the Adviser’s internally developed models and to review the valuations provided by third-party pricing services and an independent valuation firm for reasonableness. Money market fund investments are valued at the reported net asset value per share. The Fund utilizes a third-party pricing service to value its corporate bonds and SPAC equity investments. The corporate bonds and SPAC equity investments are valued utilizing the closing bid prices obtained from an independent pricing vendor. In addition, the Fund utilizes broker quotes to value its structured notes. If and when market quotations are unavailable or are deemed not to represent fair value, the Adviser will develop models to determine the fair value. An independent valuation firm reviews the valuation quarterly from the Adviser and develops their own appraisals to assist the Audit Committee and Board of Directors in determining fair value. The Board of Directors is fully responsible for approving the fair values based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2021 (Unaudited)

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	The quarterly valuation process begins with each investment being initially valued by the investment team of the Adviser who is responsible for the investment.

2.	The most senior professional for each investment is responsible for reviewing and approving the valuation before it is submitted to the Internal Valuation Committee for review.

3.	An independent valuation firm is engaged by the Board of Directors to conduct independent appraisals by reviewing the Adviser’s internal valuations and then providing an assessment of the Advisor’s internal values.

4.	The Audit Committee of the Board of Directors reviews the valuations of the Adviser and the valuations prepared by the independent valuation firm and responds, if warranted, to the valuations recommendation of the independent valuation firm.

5.	The Board of Directors discusses valuations and determines in good faith the fair value of each investment in the portfolio based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

6.	Generally, new private investments purchased within 45 business days before the valuation date are held at the recent transaction price and not valued by an independent valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

The process above does not apply when the vendor price has been determined to be indicative of fair value. If there is a market dislocation, the Internal Valuation Committee will reconvene to revisit valuations intra quarter as needed.

Investments in all asset classes are valued utilizing a market approach, an income approach, or cost approach, as appropriate. The market approach indicates the fair value of an asset or liability based on prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including businesses). In the context of securities valuation, market approach valuation techniques can include quoted prices in active markets and market multiple analyses based on comparables. The income approach indicates the fair value of an asset or liability based on discounting the future cash flows that an asset or liability can be expected to generate over its remaining life to a present value equivalent. The future cash flows are discounted at a rate that reflects the time value of money and the risk and uncertainty inherent in the projected cash flows. In the context of securities valuation, income approach valuation techniques can include discounted cash flow analyses and option pricing models (i.e., Black-Scholes). The cost approach is a valuation technique that uses the concept of replacement cost as an indicator of value. For valuing business and investment securities, this approach is typically referred to as an asset or net asset approach. The approach typically encompasses a liquidation method or a net asset value method. The liquidation method assumes the subject company will be liquidated in the near future and determines its estimated liquidation price for the company’s assets, including all fees and commissions the actual owner would incur to liquidate the company. The net asset value (also called adjusted book value) method makes adjustments to determine the fair value of the company. During the six months ended June 30, 2021, there were no significant changes to the Fund’s valuation techniques and related inputs considered in the valuation process.

Semi-Annual Report | June 30, 2021	19

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2021 (Unaudited)

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade-date basis for financial reporting purposes and amounts payable or receivable for trades not settled as of year-end are reflected as liabilities and assets, respectively, in the Statement of Assets and Liabilities. Realized gains and losses on investment transactions reflected in the Statement of Operations are recorded on a trade-date basis. Cost is relieved on FIFO (“first in, first out”). Interest is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management’s judgment.

Payment-In-Kind Income: Some of the Fund’s loans may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Fund capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK income generally becomes due at maturity of the investment or upon the investment being called by the issuer. Upon capitalization, PIK income is subject to the fair value estimates associated with their related investments. The Fund places investments on non-accrual status when principal or interest/dividend is not expected to be paid.

Expense Recognition: Expenses include management fees and may include professional fees, including but not limited to insurance expenses, legal fees, directors’ fees, audit and tax service expenses and other general and administrative expenses. Expenses are recorded on an accrual basis.

Other Income: Other income generally includes loan origination fees and exit fees which are recorded when earned.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2021 (Unaudited)

Distributions: Distributions to common shareholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The Board of Directors expects to authorize, and the Fund intends to declare and pay ordinary cash distributions on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from the Fund’s tax earnings and profits.

In order to continue to qualify for RIC tax treatment among other things, the Fund is required to distribute at least 90% of its investment company taxable income and intends to distribute all of the Fund’s investment company taxable income and net capital gains to common shareholders; therefore, the Fund has made no provision for income taxes. The character of income and gains that the Fund will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to shareholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The Fund follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the financial statements. As of June 30, 2021, there were no uncertain tax positions and no amounts accrued for interest or penalties. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Fund files both federal and state income tax returns, the Fund’s major tax jurisdiction is federal. The Fund’s tax returns for each tax year since 2019 remains subject to examination by the Internal Revenue Service.

Semi-Annual Report | June 30, 2021	21

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2021 (Unaudited)

NOTE 3. INVESTMENTS:

Fair Value Measurements and Disclosures: The following table presents the fair value measurement of investments by major class of investments as of June 30, 2021 according to the fair value hierarchy:

		Level 2 -	Level 3 -
		Significant	Significant
	Level 1 -	Observable	Unobservable
Investments at Value	Quoted Prices	Inputs	Inputs	Total
Corporate Bonds	$–	$9,007,423	$–	$9,007,423
Equity	485,500	–	–	485,500
First-Lien Senior Secured Term Loans	–	–	32,009,644	32,009,644
Preferred Equity	–	–	8,738,921	8,738,921
Second-Lien Senior Secured Term Loans	–	–	7,757,883	7,757,883
Structured Notes	–	–	7,394,771	7,394,771
Warrants	12,881	–	–	12,881
Money Market Mutual Funds	8,393,975	–	–	8,393,975
Total	$8,892,356	$9,007,423	$55,901,219	$73,800,998

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YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2021 (Unaudited)

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	First Lien		Second Lien
	Senior		Senior
	Secured	Preferred	Secured	Structured
	Term Loans	Equity	Term Loans	Notes	Total
Balance as of December 31, 2020	$11,762,865	$3,525,128	$8,907,883	$–	$24,195,876
Accrued Discount/Premium	37,182	–	–	–	37,182
Realized Gain/(Loss)	–	–	–	–	–
Return of Capital	–	(267,447)	–	–	(267,447)
Change in Unrealized Appreciation/(Depreciation)	–	275,748	–	(5,229)	270,519
Purchases	23,553,164	5,205,492	300,000	7,400,000	36,458,656
Sales Proceeds	(3,343,567)	–	(1,450,000)	–	(4,793,567)
Transfer into Level 3	–	–	–	–	–
Transfer out of Level 3	–	–	–	–	–
Balance as of June 30, 2021	$32,009,644	$8,738,921	$7,757,883	$7,394,771	$55,901,219
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at June 30, 2021	$–	$275,748	$–	$(5,229)	$270,519

Semi-Annual Report | June 30, 2021	23

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2021 (Unaudited)

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of June 30, 2021. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining the Fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

		Valuation
		Techniques/	Unobservable		Weighted
Asset Category	Fair Value	Methodologies	Input	Range	Average
First Lien Senior Secured Term Loan	29,009,644	Yield Analysis	Internal Rate of Return	8.25%-12.00%	10.17%
First Lien Senior Secured Term Loan	3,000,000	Recent Transaction	Recent Transaction Price	$100	$100
Senior Secured Second Lien Term Loan	7,757,883	Yield Analysis	Internal Rate of Return	12.00%-13.50%	12.63%
Preferred Equity	8,738,921	Yield Analysis	Internal Rate of Return	14.00%	15.52%
Structured Notes	7,394,771	Market Comparable Technique	Comparable Multiple	$97.72-$102.06	$99.94
	$55,901,219

The Fund utilized the yield analysis, market comparable technique and recent transaction price techniques to determine the fair value of certain Level 3 assets. The yield analysis technique is an analysis whereby expected cash flows of the loan are discounted to determine a present value using internal rate of return. Significant increases or decreases in the internal rate of return would result in an increase or decrease in the fair value measurement. The Fund primarily uses comparable multiples for its structured notes which uses equity prices from brokers to determine the fair value. For recent transaction technique, generally, new private investments purchased within 45 business days before the valuation date are not reviewed by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

Investment Transactions: Purchases and sales of investments, excluding short-term obligations, for the six months ended June 30, 2021, were as follows:

Cost of Investments Purchased	$38,973,656
Proceeds from Investments Sold	$4,793,566

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YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2021 (Unaudited)

Restricted Securities: As of June 30, 2021, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of June 30, 2021, were as follows:

	% of	Acquisition	Par Amount/
Security	Net Assets	Date	Shares	Cost	Value
BWA20C	4.62%	6/17/20	$3,300,000	$3,053,608	$3,470,972
Raistone Purchasing LLC	3.12%	4/29/21	2,368,940	2,342,453	2,342,453
CRA Funding II, LLC	0.61%	7/1/20	457,883	457,883	457,883
iBorrow REIT, L.P.	3.99%	5/29/20	3,000,000	3,000,000	3,000,000
NCP SPV Unitranche, LLC	5.32%	11/30/20	4,000,000	4,000,000	4,000,000
YS PP REQ II, LLC	2.66%	2/2/21	2,000,000	2,000,000	2,000,000
YS PE REQ I, LLC	2.66%	1/7/21	2,000,000	2,000,000	2,000,000
9RPJ1 Partners, LP	1.69%	1/8/21	1,205,492	1,184,436	1,267,949
Total	24.67%			$18,038,380	$18,539,257

NOTE 4. FEES AND EXPENSES

Officers and Directors: Directors who do not also serve in an executive officer capacity for the Fund or the Adviser (the “Independent Directors”) are entitled to receive annual cash retainer fees. The Fund will also reimburse each Independent Director for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. The Independent Directors do not receive any pension or retirement benefits from the Fund nor does the Fund pay compensation to the directors who also serve in an executive officer capacity for the Fund or the Adviser. Amounts payable will be determined and paid quarterly in arrears. For the six months ended June 30, 2021, $66,989 was paid to the Independent Directors of the Fund, which is included within the Statement of Operations.

Custodian: Wilmington Savings Fund Society, FSB (“WSFS”) serves as the custodian bank of the Fund’s assets pursuant to a custody agreement.

Transfer Agent: DST Asset Manager Solutions, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

Semi-Annual Report | June 30, 2021	25

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2021 (Unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS

Investment Advisory: Under the Investment Advisory Agreement, the Adviser is entitled to a management fee (the “Adviser Management Fee”). The Adviser Management Fee is calculated at an annual rate of 1.00% of the average of the Fund’s net assets, excluding cash and cash-equivalents, at the end of the two most recently completed calendar quarters. The Adviser Management Fee is payable quarterly in arrears. Adviser Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter.

Due to Adviser: Amounts due to the Adviser consist of expense repayments in relation to investment deals paid on behalf of the Fund. All balances due to the Adviser are settled quarterly. As of June 30, 2021, the Fund owed the Advisor $22,796 for such expenses.

Administration: The Fund has also entered into an administration agreement (the “Administration Agreement”) with the Adviser under which the Adviser, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for the Fund to operate. For providing these facilities and services, the Fund has agreed to reimburse the Adviser for the fees, costs and expenses incurred by the Adviser in performing its obligations and providing personnel and facilities. In addition, the Fund will reimburse any affiliate of the Adviser for any fees, costs and expenses incurred by such affiliate on behalf of the Adviser in connection with the Adviser’s provision of services to the Fund under the Administration Agreement.

The Fund will bear all fees, costs and expenses incurred in connection with the Fund’s operation, administration and transactions that are not specifically assumed by the Adviser pursuant to the Investment Advisory Agreement. The aggregate amount of fees, costs and expenses, including investment organizational and offering expenses, that may be paid by the Fund to the Adviser pursuant to the Administration Agreement in any calendar quarter will be limited to no more than 0.125% (0.50% annualized, the “Reimbursement Cap”) of the Fund’s net assets (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by the Fund during such calendar quarter, but excluding non-administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Adviser, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter.

Amounts due from the Adviser consist of expense support repayments, management fees, routine non-compensation overhead, operating expenses and offering expenses paid on behalf of the Fund. All balances due from the Adviser are settled quarterly. Pursuant to the Administration Agreement, the Adviser reimbursed fund expenses exceeding the Reimbursement Cap totaling $677,344. This amount is subject to recoupment by the Adviser through 2024. For the period ending December 31, 2020, the Advisor reimbursed fund expenses exceeding the Reimbursement Cap totaling $2,845,800; these amounts are subject to recoupment by the Advisor through 2023.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2021 (Unaudited)

As of June 30, 2021, ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s sub-administrator and to provide various administration, fund accounting, investor accounting and taxation services to the Fund. In consideration of these services, the Fund pays the Adviser, on a monthly basis. The Fund will reimburse the Adviser for certain out- of-pocket expenses incurred on behalf of the Fund.

Common Stock Offering and Organizational Costs: Organizational costs are expensed as incurred. Offering costs are accounted for as deferred costs until operations begin and are then amortized to expense over twelve months on a straight-line basis. As of June 30, 2021, $64,231 has been amortized to expense in the Statement of Operations during the period ended June 30, 2021.

Offering costs consist of expenses incurred in connection with the Fund’s common stock offering including, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services as well as costs incurred in connection with the filing of the registration statement.

Both offering costs and organization costs may be reimbursed by the Fund to the Administrator pursuant to the Administration Agreement.

NOTE 6. CAPITAL SHARE TRANSACTIONS

On March 9, 2020, the Fund completed its initial closing (the “Initial Closing”), selling the minimum number of shares required pursuant to the initial offering, and raised approximately $15,400,000 in gross proceeds. Investors can subscribe into the Fund on a weekly basis on that day’s reported Net Asset Value (“NAV”).

The Fund’s shares are not currently listed on any securities exchange. To purchase shares, an account must be established using the online investment portal, which is accessible through www.yieldstreetprismfund.com and complete and execute a subscription agreement for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount.

The Fund offers up to 100 million shares of common stock, $0.001 par value per share (“shares”), at the Net Asset Value per share. The shares are offered directly by the Fund, and the Fund has not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered. The minimum permitted subscription amount will initially be $20,000 of the shares, although the Fund may waive or increase or decrease this minimum permitted subscription amount from time to time in the Fund’s discretion.

Semi-Annual Report | June 30, 2021	27

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2021 (Unaudited)

Transactions in shares of common stock were as follows during the six months ended June 30, 2021:

		For the Period
		March 9, 2020
	For the Six Months	(Commencement of
	Ended June 30,	Operations) to
	2021 (Unaudited)	December 31, 2020
Common Shares outstanding - beginning of period	4,522,782	–
Common Shares issued in connection with the at-the- market offering	3,107,424	4,445,458

Common Shares issued as reinvestment dividends	156,332	77,324
Less Shares Redeemed	(141,806)	–
Common Shares outstanding - end of period	7,644,732	4,522,782

NOTE 7. REPURCHASE PROGRAM

Beginning with the first calendar quarter following the one year anniversary of the Fund’s Initial Closing, which occurred on March 9, 2020, and on a quarterly basis thereafter, the Fund intends to offer to repurchase shares on such terms as may be determined by the Board of Directors, in its sole discretion, unless, in the judgment of the Fund’s Board of Directors, such repurchases would not be in the Fund’s best interests or would violate applicable law. The Fund will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials delivered to each shareholder.

The Fund will limit the number of shares to be repurchased in any calendar year to 20% of the number of shares outstanding, or 5% in each quarter. To the extent the Fund’s Board of Directors determines that it is appropriate to do so, the Fund may reduce the repurchase price in any quarter by up to 2% in order to offset the expenses it expects to incur in connection with conducting such repurchase offer. At the discretion of the Fund’s Board of Directors, the Fund may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. A certain amount of cash may be reserved for upcoming investments. The Fund will offer to repurchase such shares at a price equal to the net asset value per share of the Fund’s common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase.

28	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2021 (Unaudited)

NOTE 8. DISTRIBUTIONS

The following table reflects the distributions per common share that the Fund declared and paid or are payable to its common shareholders during the six months ended June 30, 2021. Common shareholders of record as of each respective record date were or will be entitled to receive the distribution.

			Dividend
			Amount per
Ex Date	Record Date	Payable Date	Share	Total Distribution
03/11/2021	03/10/2021	03/17/2021	$0.200	$1,132,358
06/10/2021	06/09/2021	06/16/2021	$0.200	$1,445,056

Distributions to common shareholders are recorded on the record date. The table above includes distributions with record dates during the period ended June 30, 2021 and does not include distributions previously declared to common shareholders of record on any future dates, as those amounts are not yet determinable.

NOTE 9. INCOME TAXES

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the Fund’s fiscal year-end.

The tax character of the distributions paid by the Fund during the year ended December 31, 2020, was as follows:

2020
Distributions Paid From:
Ordinary income	$749,687
Long-term capital gain	–
Return of capital	866,512
Total	$1,616,199

Semi-Annual Report | June 30, 2021	29

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2021 (Unaudited)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2021, were as follows:

Cost of investments for income tax purposes	$73,040,847
Gross appreciation (excess of value over tax cost)	$839,830
Gross depreciation (excess of tax cost over value)	(79,679)
Net unrealized appreciation	$760,151

NOTE 10. RISKS FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

Credit Risk: Credit risk is the risk that one or more fixed income securities in our portfolio will decline in price or fail to pay interest or principal when due as a result of a decline in the financial status of the issuer of the security. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent that the Fund invests in below investment grade securities, the Fund will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. In addition, to the extent the Fund uses credit derivatives, such use will expose the Fund to additional risk in the event that the bonds underlying the derivatives default and/or the counterparty fails to perform. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Although the Fund expects to invest in investments that are directly or indirectly secured by collateral, the Fund may be exposed to losses resulting from default and foreclosure of any such investments in which the Fund has invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of the investments. No guarantee can be made regarding the adequacy of the protection of our security in the investments in which the Fund invests. Moreover, in the event of foreclosure or default, the Fund may assume direct ownership of any assets collateralizing such defaulted investments where we are the lender of record. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such investments, resulting in a loss. Any costs or delays involved in the effectuation of processing foreclosures or liquidation of the assets collateralizing such investments will further reduce proceeds associated therewith and, consequently, increase possible losses. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of our rights.

30	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2021 (Unaudited)

Investing involves the possibility of the Fund’s investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers or issuers whose investments the Fund holds, either directly or indirectly through participation agreements. The investments may also be subject to fraudulent behavior by an originator, a joint venture partner, manager or other service provider. Such inaccuracy or incompleteness of representations or fraudulent behavior may adversely affect the valuation of our investments and, in the case of investments, may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The quality of the Fund’s investments is subject to the accuracy of representations made by the underlying issuers. The Fund will rely upon the accuracy and completeness of representations made by borrowers, issuers, originators, other counterparties, joint venture partners, managers and other service providers and cannot guarantee that the Fund will detect occurrences of fraud. Under certain circumstances, payments by borrowers or issuers to the Fund may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential distribution.

Debt Securities Risk: When the Fund invests in debt securities, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

LIBOR Risk: Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, announced plans to cease publication of LIBOR on December 31, 2021 for only the one week and two month LIBOR tenors, and on June 30, 2023 for all other LIBOR tenors. While this announcement extends the transition period to June 2023, the United States Federal Reserve has issued a statement advising banks to stop new LIBOR issuances by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, intends to replace the U.S. dollar LIBOR with the Secured Overnight Funding Rate (SOFR), a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies.

Semi-Annual Report | June 30, 2021	31

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2021 (Unaudited)

Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability and the extent to which that may impact the Fund may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

COVID-19 Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest). COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s performance, portfolio liquidity, ability to pay distributions and make future share repurchases.

Secured Loan Risk: Secured loans hold the most senior position in the capital structure of a borrower. Secured loans in most circumstances are fully collateralized by assets of the borrower. Thus, secured loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured loans may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured loans may include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. In general, loans unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

32	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2021 (Unaudited)

NOTE 11. COMMITMENTS AND CONTINGENCIES

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market. At June 30, 2021, the Fund had unfunded commitments shown below:

Investment	Unfunded Commitments as of June 30, 2021
Luther Appliance & Furniture Sales Acquisition, LLC	$1,700,000
Exotic Car Leasing, LLC	440,000
9RPJ1 Partners, LP	5,794,505

Semi-Annual Report | June 30, 2021	33

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2021 (Unaudited)

NOTE 12. FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights for the period ended June 30, 2021.

			For the Period March
	For the Six Months		9, 2020
	Ended		(Commencement of
	June 30, 2021		Operations) to
	(Unaudited)		December 31, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$9.91		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.30		0.28
Net realized and unrealized gain on investments	0.02		0.16
Total Income from Investment Operations	0.32		0.44

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.40)		(0.25)
From tax return of capital	–		(0.28)
Total Distributions to Common Shareholders	(0.40)		(0.53)

Net asset value per common share - end of period	$9.83		$9.91

Total Investment Return - Net Asset Value(b)	3.30%		4.45%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$75,122		$44,800
Ratio of expenses excluding waivers to average net assets	3.45	%(c)	12.43	%(c)
Ratio of expenses including waivers to average net assets	1.16	%(d)	0.72	%(d)
Ratio of net investment income to average net assets	6.06	%(d)	3.45	%(d)
Portfolio turnover rate	10	%(e)	12	%(e)

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and is not annualized.
(c)	These ratios to average net assets have been annualized except for the non-recurring organizational expenses which have not been annualized.

(d)	Annualized.

(e)	Not annualized.

34	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2021 (Unaudited)

NOTE 13. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 14. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

Semi-Annual Report | June 30, 2021	35

YieldStreet Prism Fund Inc.	Additional Information
June 30, 2021 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Forms N-PORT will be available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (844) 943-5378.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (844) 943-5378, on the Fund’s website located at www.yieldstreetprismfund.com, and on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling (844) 943-5378 and on the SEC’s website at www.sec.gov. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling (844) 943-5378.

This semi-annual report, when not used for the general information of shareholders, is to be distributed only if preceded or accompanied by a current fund prospectus.

36	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Privacy Policy
June 30, 2021 (Unaudited)

Notice of Privacy Policy and Practices. YieldStreet Prism Fund Inc. (the “Fund”) is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The privacy policy of YieldStreet Inc., which wholly owns and controls the investment adviser of the Fund, YieldStreet Management, LLC, has adopted the privacy policy (the “Privacy Policy”) available at yieldstreetprismfund.com/#privacy-policy. The Privacy Policy is also provided by YieldStreet Inc. on behalf of the Fund and serves as the Fund’s privacy policy.

Semi-Annual Report | June 30, 2021	37

YieldStreet Prism Fund Inc.	Distribution Reinvestment Policy
June 30, 2021 (Unaudited)

Distribution Reinvestment Policy. The Fund has adopted a distribution reinvestment plan administered by DST Systems, Inc. (“Transfer Agent”), pursuant to which Fund shareholders may elect to have the full amount of their cash distributions (either income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, reinvested in additional shares of the same class. The Board of Directors adopted an amended and restated DRP on February 19, 2021.

The Fund has adopted an “opt out” distribution reinvestment plan pursuant to which the full amount of each new stockholder’s cash distributions will be reinvested in additional shares unless you opt out of the plan by delivering a written notice to our reinvestment agent. If your shares are held by a broker or other financial intermediary and you wish to opt out of the plan, you should notify your broker or other financial intermediary. Current stockholders will not participate in the plan unless you have previously enrolled in, or if previously opted out, enroll in, the distribution reinvestment plan. Any distributions of our shares pursuant to the Fund’s distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Fund’s distribution reinvestment plan are free to revoke their participation in the distribution plan within a reasonable time as specified in the plan. If you elect to no longer participate in the plan you will receive any distributions the Fund declares in cash. If our Board of Directors authorizes, and the Fund declares, a cash distribution, and you have not opted out of the plan, then you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, the Fund generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Fund’s distribution reinvestment plan will have the same voting rights as the Fund’s shares offered pursuant to this prospectus. No commissions or fees will be assessed pursuant to the Fund’s distribution reinvestment plan. You will be subject to income tax on the amount of any dividends you receive, even if you participate in the Fund’s distribution reinvestment plan and do not receive such dividends in the form of cash.

If you wish to receive your distribution in cash, you must deliver a written notice to the Fund’s reinvestment agent. If you are a registered stockholder, you will automatically have your entire distribution reinvested in shares and the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form.

The Fund intends to use newly issued shares to implement the plan and determine the number of shares the Fund issue to you as follows:

•	To the extent the Fund’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

○	during any period when the Fund is making a “best-efforts” public offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 100% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

38	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Distribution Reinvestment Policy
June 30, 2021 (Unaudited)

○	during any period when the Fund is not making a “best-efforts” offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

•	To the extent the Fund’s shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

There will be no sales charges to you if you elect to participate in the distribution reinvestment plan. The Fund will pay the reinvestment agent’s fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

The Fund reserves the right to amend, suspend or terminate the distribution reinvestment plan. The Fund may terminate the plan upon notice delivered to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your participation in the plan from within the YieldStreet Portal.

All correspondence concerning the plan should be directed to the reinvestment agent by electronic mail at YieldStreet Prism Fund Inc., investments@yieldstreetprismfund.com or by telephone at (844) 943-5378.

The Fund has filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting the Fund.

Semi-Annual Report | June 30, 2021	39

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

No changes have occurred that require reporting under this Item 8.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period

6/2/2021	141,809	$9.97	141,809	0

On May 4, 2021, the Fund announced its repurchase program. On June 2, 2021, the Shares were accepted for repurchase by the Fund in accordance with the terms of the Offer.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex99.Cert.

(a)(3)	Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by this report by or on behalf of the Registrant.

(a)(4)	Change in the Registrant’s independent public accountant is attached hereto.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	YieldStreet Prism Fund Inc.

By (Signature and Title)	/s/ Milind Mehere
Milind Mehere, Chief Executive Officer and Director (Principal Executive Officer)

Date:	September 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Milind Mehere
Milind Mehere, Chief Executive Officer and Director (Principal Executive Officer)

Date:	September 7, 2021

By (Signature and Title)	/s/ Jimmy Pandhi
Jimmy Pandhi, Chief Financial Officer and Treasurer (Principal Financial Officer)

Date:	September 7, 2021